UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2026

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Auditor Change from Elliott Davis, PLLC to TAAD, LLP

On April 13, 2026, Volato Group, Inc. (the “Company”) dismissed Elliott Davis, PLLC (“Elliott Davis”) as the Company’s independent registered public accounting firm and engaged TAAD, LLP (“TAAD”) as the Company’s new independent registered public accounting firm. The dismissal of Elliott Davis and the engagement of TAAD were each approved by the Audit Committee of the Board of Directors of the Company.

The audit report of Elliott Davis on the Company’s consolidated financial statements as of and for the year ended December 31, 2025 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern. Other than this report modification, the audit report of Elliott Davis on the Company’s financial statements for the fiscal year ended December 31, 2025 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit report contained an explanatory paragraph in which Elliott Davis expressed substantial doubt as to the Company's ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions) between the Company and Elliott Davis on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Elliott Davis, would have caused Elliott Davis to make reference to the subject matter of the disagreement in Elliott Davis’s audit report, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) except for the going concern matter described above and the material weaknesses disclosed under the heading “Item 9A. Controls and Procedures—Evaluation of Controls and Procedures” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 12, 2026.

The Company provided Elliott Davis with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Elliott Davis provide a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether Elliott Davis agrees with the above disclosures and, if not, stating the respects in which Elliott Davis does not agree. A copy of Elliott Davis’s letter to the SEC, dated April 17, 2026, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period, neither the Company nor anyone on its behalf consulted with TAAD regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that TAAD concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Elliott Davis, PLLC to the Securities and Exchange Commission dated April 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2026

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer